Exhibit 99.2

XENITH BANKSHARES, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma condensed consolidated financial statements and related notes are presented to show the effect on the historical financial position and results of operations of Xenith Bankshares, Inc. (the “Company”) of the following:

•	the sale by Xenith Bank (formerly known as The Bank of Hampton Roads), a wholly-owned subsidiary of the Company (“the Bank”), of certain assets of Gateway Bank Mortgage, Inc., a wholly-owned subsidiary of the Bank (“GBMI”), to Cornerstone Home Lending, Inc. (“CHL”) and the transition of GBMI’s operations, which include originating, closing, funding and selling first lien residential mortgage loans, to CHL, which was completed on October 17, 2016 (the “GBMI Sale”); and

•	the merger of the Company (formerly known as Hampton Roads Bankshares, Inc.) and pre-merger Xenith Bankshares, Inc. (“Legacy XBKS”), which was completed on July 29, 2016 (the “Merger” and, together with the GBMI Sale, the “Transactions”).

The unaudited pro forma condensed consolidated balance sheet as of June 30, 2016 is presented as if the Transactions had occurred on June 30, 2016. The unaudited pro forma condensed consolidated statements of income for the six months ended June 30, 2016 and the year ended December 31, 2015 are presented in each case as if the Transactions had occurred on January 1, 2015. In addition, because GBMI’s business has not been presented previously as discontinued operations in the Company’s audited financial statements, the Company is including unaudited pro forma condensed consolidated statements of income for the years ended December 31, 2014 and 2013 giving effect to the GMBI Sale. The unaudited pro forma condensed consolidated statements of income for the fiscal years ended December 31, 2014 and 2013 are presented as if the GMBI Sale had occurred on January 1, 2014 and 2013, respectively.

The historical consolidated financial statements have been adjusted to reflect factually supportable items that are directly attributable to the Transactions and, with respect to the income statements only, expected to have a continuing impact on consolidated results of operations.

The adjustments included in these unaudited pro forma condensed consolidated financial statements are preliminary and may be revised. The unaudited pro forma condensed consolidated financial statements also do not consider any potential impacts of potential revenue enhancements, anticipated cost savings and expense efficiencies, or other dispositions, among other factors.

The unaudited pro forma condensed consolidated financial statements are provided for illustrative and informational purposes only. The unaudited pro forma condensed consolidated financial statements are not necessarily, and should not be assumed to be, an indication of the results that would have been achieved had the Transactions been completed as of the dates indicated or that may be achieved in the future. The preparation of the unaudited pro forma condensed consolidated financial statements and related adjustments required management to make certain assumptions and estimates, which it believes are reasonable under the circumstances. Actual amounts could differ materially from these estimates. The unaudited pro forma condensed consolidated financial statements should be read together with the accompanying notes to the unaudited pro forma condensed consolidated financial statements, the financial statements of the Company in its Annual Report on Form 10-K for the year ended December 31, 2015 and its Quarterly Report on Form 10-Q for the period ended June 30, 2016, and the financial statements of Legacy XBKS in its Annual Report on Form 10-K for the year ended December 31, 2015.

XENITH BANKSHARES, INC. (f/k/a Hampton Roads Bankshares, Inc.)

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

as of June 30, 2016

(unaudited)

	Xenith Bankshares, Inc. (f/k/a Hampton Roads Bankshares, Inc.)	GBMI	Legacy XBKS	GBMI Sale Pro Forma Adjustments		Legacy XBKS Merger Pro Forma Adjustments		Pro Forma
(in thousands, except share data)
Assets:
Cash and due from banks	$16,166	$14,758	$27,761	$73,041	A	$(30,700)	C	$71,510
Interest-bearing deposits in other banks	705							705
Overnight funds sold and due from Federal Reserve Bank	47,613		23,748					71,361
Investment securities available for sale, at fair value	200,427		131,166					331,593
Restricted equity securities, at cost	15,693		9,266					24,959
Loans held for sale	61,713	61,713						—
Loans	1,562,155	1,540	821,433			(14,800)	D	2,367,248
Allowance for loan losses	(22,911)	(8)	(7,165)			7,165	E	(22,903)

Net loans	1,539,244	1,532	814,268	—		(7,635)		2,344,345
Premises and equipment, net	50,941	101	7,840					58,680
Interest receivable	3,846		4,312					8,158
Other real estate owned and repossessed assets, net of valuation allowance	4,086		580					4,666
Goodwill	—					10,964	F	10,964
Other intangible assets, net	—					6,232	G	6,232
Net deferred tax assets, net of valuation allowance	88,760		4,437			66,029	H	159,226
Bank-owned life insurance	51,346		19,872					71,218
Other assets	11,908	1,832	27,748					37,824

Totals assets	$2,092,448	$79,936	$1,070,998	$73,041		$44,890		$3,201,441

Liabilities and Shareholders’ Equity:
Deposits:
Noninterest-bearing demand	$306,627			$13	A			$306,640
Interest-bearing:
Demand	662,780		590,921	14,745	A			1,268,446
Savings	68,281		12,172					80,453
Time	606,071		314,311					920,382

Total deposits	1,643,759	—	917,404	14,758				2,575,921

Federal Home Loan Bank borrowings	98,000							98,000
Other borrowings	29,936		36,290			(10,700)	I	55,526
Interest payable	495		265					760
Other liabilities	22,358	66,061	8,689	58,283	A			23,269

Total liabilities	1,794,548	66,061	962,648	73,041		(10,700)		2,753,476

Shareholders’ equity:
Preferred stock, 1,000,000 shares authorized; none issued and outstanding	—
Common stock, $0.01 par value; 1,000,000,000 shares authorized; 171,530,585 and 171,128,266 shares issued and outstanding on June 30, 2016 and December 31, 2015, respectively	1,715	1,500	13,171	1,500	B	(12,582)	J	2,304
Capital surplus	590,982		87,110			30,719	K	708,811
Accumulated deficit (earnings)	(298,575)	11,510	4,858	(1,500)	B	40,664	L	(266,063)
Accumulated other comprehensive income, net of tax	2,913		3,211			(3,211)	M	2,913

Total shareholders’ equity before non-controlling interest	297,035	13,010	108,350	—		55,590		447,965
Non-controlling interest	865	865						—

Total shareholders’ equity	297,900	13,875	108,350	—		55,590		447,965

Total liabilities and shareholders’ equity	$2,092,448	$79,936	$1,070,998	$73,041		$44,890		$3,201,441

See accompanying notes to unaudited pro forma financial statements.

XENITH BANKSHARES, INC. (f/k/a Hampton Roads Bankshares, Inc.)

PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT

for the Six Months Ended June 30, 2016

(unaudited)

(in thousands, except share and per share data)	Xenith Bankshares, Inc. (f/k/a Hampton Roads Bankshares, Inc.)	GBMI	Legacy XBKS	GBMI Sale Pro Forma Adjustments		Legacy XBKS Merger Pro Forma Adjustments		Pro Forma
Interest Income:
Loans, including fees	$33,577	$890	$16,832	$598	N	$2,077	R	$52,194
Investment securities	2,713		1,922					4,635
Overnight funds sold and due from Federal Reserve Bank and interest-bearing deposits in other banks	83	14	206	14	O			289

Total interest income	36,373	904	18,960	612		2,077		57,118

Interest Expense:
Deposits:
Demand	1,669		3,011	14	O			4,694
Savings	40							40
Time	3,577							3,577

Interest on deposits	5,286	—	3,011	14				8,311
Federal Home Loan Bank borrowings	84							84
Other borrowings	972	598	703	598	N	(182)	S	1,493

Total interest expense	6,342	598	3,714	612		(182)		9,888

Net interest income	30,031	306	15,246	—		2,259		47,230
Provision for loan losses	—	(19)	395			1,895	T	2,309

Net interest income after provision for loan losses	30,031	325	14,851	—		364		44,921

Noninterest Income:
Mortgage banking revenue	10,228	10,289		61	P			(0)
Service charges on deposit accounts	2,256		315					2,571
Earnings from bank-owned life insurance	651		269					920
Gain on sale of investment securities available for sale	15		135					150
Visa check card income	1,348							1,348
Other	853		133	146	Q			1,132

Total noninterest income	15,351	10,289	852	207		—		6,120

Noninterest Expense:
Salaries and employee benefits	21,577	6,467	6,985					22,095
Professional and consultant fees	1,254	131	562					1,685
Occupancy	3,248	414	832	146	Q			3,812
FDIC insurance	845		376					1,221
Data processing	2,763	226	1,257					3,794
Problem loan and repossessed asset costs	202							202
Impairments and gains and losses on sales of other real estate owned and repossessed assets, net	(573)		52					(521)
Impairments and gains and losses on sale of premises and equipment, net	(1)							(1)
Equipment	546	42						504
Directors’ and regional board fees	640							640
Advertising and marketing	536	431						105
Merger-related expenses	2,646		1,553			(4,199)	U	—
Other	4,862	953	2,016			206	V	6,131

Total noninterest expense	38,545	8,664	13,633	146		(3,993)		39,667

Income before provision for income taxes	6,837	1,950	2,070	61		4,357		11,375
Provision for income taxes	2,082	36	793			1,577	W	4,416

Net income	4,755	1,914	1,277	61		2,780		6,959
Net income attributable to non-controlling interest	750	750						—

Net income attributable to Xenith Bankshares, Inc.	$4,005	$1,164	$1,277	$61		$2,780		$6,959

Per Share:
Earnings per share (basic and diluted)	$0.02							$0.03

See accompanying notes to unaudited pro forma financial statements.

XENITH BANKSHARES, INC. (f/k/a Hampton Roads Bankshares, Inc.)

PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT

for the Year Ended December 31, 2015

(unaudited)

(in thousands, except share and per share data)	Xenith Bankshares, Inc. (f/k/a Hampton Roads Bankshares, Inc.)	GBMI	Legacy XBKS	GBMI Sale Pro Forma Adjustments		Legacy XBKS Merger Pro Forma Adjustments		Pro Forma

Interest Income:
Loans, including fees	$68,123	$1,683	$33,817	$1,003	N	$4,226	R	$105,486
Investment securities	6,267		2,556					8,823
Overnight funds sold and due from Federal Reserve Bank	158	24	468	24	O			626

Total interest income	74,548	1,707	36,841	1,027		4,226		114,935

Interest Expense:
Deposits:
Demand	2,775		5,327	24	O			8,126
Savings	54							54
Time	7,709							7,709

Interest on deposits	10,538	—	5,327	24				15,889
Federal Home Loan Bank borrowings	680		389					1,069
Other borrowings	1,715	1,003	764	1,003	N	(444)	S	2,035

Total interest expense	12,933	1,003	6,480	1,027		(444)		18,993

Net interest income	61,615	704	30,361	—		4,670		95,942
Provision for loan losses	600	(26)	2,599			1,982	T	5,207

Net interest income after provision for loan losses	61,015	730	27,762	—		2,688		90,735

Noninterest Income:
Mortgage banking revenue	19,969	20,014		45	P			0
Service charges on deposit accounts	4,989		618					5,607
Earnings from bank-owned life insurance	1,245		497					1,742
Gain on sale of investment securities available for sale	238		58					296
Visa check card income	2,652							2,652
Other	2,543		330	336	Q			3,209

Total noninterest income	31,636	20,014	1,503	380		—		13,506

Noninterest Expense:
Salaries and employee benefits	46,327	12,761	12,979					46,545
Professional and consultant fees	3,798	339	1,191					4,650
Occupancy	7,085	738	1,623	336	Q			8,306
FDIC insurance	1,765		719					2,484
Data processing	5,548	347	2,249					7,450
Problem loan and repossessed asset costs	1,486							1,486
Impairments and gains and losses on sales of other real estate owned and repossessed assets, net	5,140		95					5,235
Impairments and gains and losses on sale of premises and equipment, net	4,348		19					4,367
Equipment	1,392	104						1,288
Directors’ and regional board fees	1,183							1,183
Advertising and marketing	1,556	933						623
Other	10,639	1,417	4,753			412	V	14,388

Total noninterest expense	90,267	16,638	23,628	336		412		98,005

Income before provision for income taxes	2,384	4,106	5,637	45		2,276		6,237
Provision for income taxes	(92,312)	103	1,454			824	W	(90,961)

Net income	94,696	4,003	4,183	45		1,452		97,197
Net income attributable to non-controlling interest	1,741	1,741						(0)
Preferred stock dividend			(42)

Net income attributable to Xenith Bankshares, Inc.	$92,955	$2,262	$4,141	$45		$1,452		$97,198

Per Share:
Earnings per share (basic and diluted)	$0.54							$0.42

See accompanying notes to unaudited pro forma financial statements.

XENITH BANKSHARES, INC. (f/k/a Hampton Roads Bankshares, Inc.)

PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT

for the Year Ended December 31, 2014

(unaudited)

(in thousands, except share and per share data)	Xenith Bankshares, Inc. (f/k/a Hampton Roads Bankshares, Inc.)	GBMI	GBMI Sale Pro Forma Adjustments		Pro Forma

Interest Income:
Loans, including fees	$63,132	$1,053	$554	N	$62,633
Investment securities	9,018				9,018

Overnight funds sold and due from Federal Reserve Bank	193	19	19	O	193

Total interest income	72,343	1,072	573		71,844

Interest Expense:
Deposits:
Demand	2,667		19	O	2,686
Savings	31				31
Time deposits	6,563				6,563

Interest on deposits	9,261	—	19		9,280
Federal Home Loan Bank borrowings	1,531				1,531
Other borrowings	1,506	554	554	N	1,506

Total interest expense	12,298	554	573		12,317

Net interest income	60,045	517	—		59,528
Provision for loan losses	218	78			140

Net interest income after provision for loan losses	59,827	439	—		59,388

Noninterest Income:
Mortgage banking revenue	11,389	11,542	153	P	(0)
Service charges on deposit accounts	4,703				4,703
Earnings from bank-owned life insurance	4,110				4,110
Gain on sale of investment securities available for sale	306				306
Visa check card income	2,635				2,635
Other	3,650		285	Q	3,935

Total noninterest income	26,793	11,542	438		15,689

Noninterest Expense:
Salaries and employee benefits	38,930	8,164			30,766
Professional and consultant fees	6,108	145			5,963
Occupancy	6,476	449	285	Q	6,312
FDIC insurance	2,366				2,366
Data processing	4,610	420			4,190
Problem loan and repossessed asset costs	1,788				1,788
Impairments and gains and losses on sales of other real estate owned and repossessed assets, net	2,045				2,045
Impairments and gains and losses on sale of premises and equipment, net	112				112
Equipment	1,726	84			1,642
Directors’ and regional board fees	1,591				1,591
Advertising and marketing	1,513	688			825
Other	9,549	1,070			8,479

Total noninterest expense	76,814	11,020	285		66,079

Income before provision for income taxes	9,806	961	153		8,998
Provision for income taxes	6	31			(25)

Net income	9,800	930	153		9,023
Net income attributable to non-controlling interest	471	471			(0)

Net income attributable to Xenith Bankshares, Inc.	$9,329	$459	$153		$9,023

Per Share:
Earnings per share (basic and diluted)	$0.05				$0.05

See accompanying notes to unaudited pro forma financial statements.

XENITH BANKSHARES, INC. (f/k/a Hampton Roads Bankshares, Inc.)

PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT

for the Year Ended December 31, 2013

(unaudited)

(in thousands, except share and per share data)	Xenith Bankshares, Inc. (f/k/a Hampton Roads Bankshares, Inc.)	GBMI	GBMI Sale Pro Forma Adjustments		Pro Forma

Interest Income:
Loans, including fees	$68,954	$1,644	$943	N	$68,253
Investment securities	7,710	—			7,710
Overnight funds sold and due from Federal Reserve Bank	239	19	18	O	238

Total interest income	76,903	1,662	961		76,201

Interest Expense:
Deposits:
Demand	2,156		18	O	2,174
Savings	36				36
Time	7,155				7,155

Interest on deposits	9,347	—	18		9,365
Federal Home Loan Bank borrowings	1,910				1,910
Other borrowings	2,145	943	943	N	2,145

Total interest expense	13,402	943	961		13,420

Net interest income	63,501	720	—		62,781
Provision for loan losses	1,000				1,000

Net interest income after provision for loan losses	62,501	720	—		61,781

Noninterest Income:
Mortgage banking revenue	15,832	15,854	22	P	0
Service charges on deposit accounts	5,014				5,014
Earnings from bank-owned life insurance	3,312				3,312
Gain on sale of investment securities available for sale	781				781
Visa check card income	2,556				2,556
Other	3,820		229	Q	4,049

Total noninterest income	31,315	15,854	251		15,712

Noninterest Expense:
Salaries and employee benefits	41,223	9,575			31,648
Professional and consultant fees	5,786	221			5,565
Occupancy	9,092	593	229	Q	8,728
FDIC insurance	4,762				4,762
Data processing	4,198	500			3,698
Problem loan and repossessed asset costs	2,429				2,429
Impairments and gains and losses on sales of other real estate owned and repossessed assets, net	3,558				3,558
Impairments and gains and losses on sale of premises and equipment, net	2,245				2,245
Equipment	1,730	71			1,659
Directors’ and regional board fees	1,493				1,493
Advertising and marketing	1,431	838			593
Other	10,204	1,346			8,858

Total noninterest expense	88,151	13,144	229		75,236

Income before provision for income taxes	5,665	3,430	22		2,258
Provision for income taxes	(90)	344			(434)

Net income	5,755	3,086	22		2,691
Net income attributable to non-controlling interest	1,679	1,679			0

Net income attributable to Xenith Bankshares, Inc.	$4,076	$1,407	$22		$2,691

Per Share:
Earnings per share (basic and diluted)	$0.02				$0.02

See accompanying notes to unaudited pro forma financial statements.

XENITH BANKSHARES, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Note 1. Basis of Presentation

The unaudited pro forma condensed consolidated financial statements of the Company, presented herein, show the effect on the historical financial position and results of operations of the Company giving effect to the following:

•	the GBMI Sale; and

•	the Merger.

The unaudited pro forma condensed consolidated balance sheet as of June 30, 2016 is presented as if the Transactions occurred as of the balance sheet date. The unaudited pro forma condensed consolidated statements of income for the six months ended June 30, 2016 and for the year ended December 31, 2015 are presented as if the Transactions occurred on January 1, 2015. With respect to the Merger, costs incurred by the Company and Legacy XBKS in connection with the Merger have been eliminated from the unaudited pro forma condensed consolidated statements of income as these costs are nonrecurring. The unaudited pro forma condensed consolidated balance sheet does include a pro forma adjustment to reduce cash and shareholders’ equity to reflect the payment of certain Merger and integration costs, including amounts paid for systems conversion costs, legal, investment banking and accounting fees, fees paid to regulatory agencies, severance costs, and other Merger-related costs. The unaudited pro forma condensed consolidated statements of income for the years ended December 31, 2014 and 2013 are presented as if the GBMI Sale had occurred on January 1, 2014 and 2013, respectively.

Note 2. Pro Forma Adjustments

The following summarizes the pro forma adjustments made to reflect the Transactions. With respect to the GBMI Sale, GBMI operated as a segment of the Company; however, its operations were integrated into the Company. With respect to the Merger, the Merger is accounted for under the acquisition method of accounting, whereby the acquired assets and assumed liabilities of Legacy XBKS are recorded by the Company at their estimated fair values as of the date of the Merger, which was July 29, 2016. The unaudited pro forma condensed consolidated balance sheets include the effect of preliminary estimated adjustments to record the assets of Legacy XBKS acquired and liabilities of Legacy XBKS assumed at their respective fair values based on management’s best estimate using information available at this time. The final determination of estimated fair values of Legacy XBKS’s assets and liabilities cannot be made until information is available on which to base the estimated fair value adjustments. Consequently, fair value adjustments and amounts preliminarily allocated to assets, including identifiable intangible assets and goodwill, and liabilities could change significantly from adjustments preliminarily allocated in the unaudited pro forma condensed consolidated financial statements presented herein.

Balance Sheet Adjustments

(A)	Eliminates the borrowings by GBMI pursuant to the intercompany warehouse line of credit between the Bank and GBMI in the amount of $58.3 million at June 30, 2016 and GBMI funds held at the Bank in deposit accounts of $14.8 million at June 30, 2016.

(B)	Adds back the elimination of the GBMI common shares to properly reflect shares outstanding of the Company.

(C)	Reflects the payment of $20.0 million in estimated costs related to the Merger and $10.7 million to repay Legacy XBKS’s senior term loan. Merger-related costs include systems conversion costs, legal, investment banking and accounting fees, fees paid to regulatory agencies, severance costs, and other Merger-related expenses. Legacy XBKS’s senior term loan was repaid in full prior to the completion of the Merger.

(D)	Reflects Legacy XBKS’s loan portfolio at estimated fair value, including adjustments for credit and interest rates.

(E)	Reflects the elimination of Legacy XBKS’s allowance for loan and lease losses.

(F)	Reflects the elimination of Legacy XBKS’s existing goodwill ($13.0 million) and the addition of estimated goodwill ($24.0 million) resulting from the allocation of the total purchase price in excess of the estimated fair value of identifiable net assets acquired.

(G)	Reflects the elimination of Legacy XBKS’s existing core deposit intangible asset ($2.5 million) and the addition of a new core deposit intangible asset at an estimated fair value of $8.7 million.

(H)	Reflects three components related to the net deferred tax asset of the pro forma combined company. One component is $508 thousand of net deferred tax asset resulting from the estimated fair value adjustments. The second component reflects $4.8 million of net deferred tax asset resulting from the deduction of a portion of Merger-related costs. It is assumed that $13.3 million of the $20.0 million of Merger-related costs will be deductible for tax purposes, resulting in an addition of $13.3 million to the pro forma combined company’s net operating loss and an increase of $4.8 million to the pro forma combined company’s net deferred tax asset. These tax-related adjustments assume a 36.2% annual effective income tax rate. The third component of the adjustment reflects the reversal of substantially all of the valuation allowance on the Company’s net deferred tax asset ($60.7 million), based on management’s belief that it is more likely than not that the net deferred tax asset will be utilized in future years as a result of the Merger.

(I)	Represents the reduction of Legacy XBKS’s senior term loan outstanding, which was repaid in full prior to the completion of the Merger.

(J)	Reflects the elimination of 13,171,293 outstanding shares of Legacy XBKS common stock, $1.00 par value, and the issuance of 58,915,439 shares of the Company’s common stock, $0.01 par value, to Legacy XBKS shareholders.

(K)	Eliminates Legacy XBKS’s additional paid-in capital and records the Merger consideration less the portion of the consideration recorded as common stock issued at par value.

(L)	Reflects three components. One component is to eliminate Legacy XBKS’s retained earnings ($4.9 million). The second component reflects $20.0 million in estimated Merger-related costs, net of tax of $4.8 million. The third component reflects the reversal of substantially all of the valuation allowance on the Company’s net deferred tax asset ($60.7 million), as discussed above.

(M)	Eliminates Legacy XBKS’s accumulated other comprehensive income, net of tax, as of the balance sheet date.

Income Statement Adjustments

(N)	Eliminates interest income earned and interest expense incurred on the intercompany warehouse line of credit between the Bank and GBMI.

(O)	Eliminates interest income earned and interest expense incurred on GBMI funds held in interest-bearing demand deposit accounts at the Bank.

(P)	Reflects the net adjustment for deferred loan costs reflected on loans sold to the Bank by GBMI. GBMI recorded a 1% premium on loans sold to the Bank and the Bank recorded deferred loan costs for the 1% paid.

(Q)	Reflects rental income earned and rent expense incurred from intercompany transactions for office spaces rented by GBMI from the Bank.

(R)	Reflects interest income resulting from the accretion of the estimated credit and interest rate fair value adjustments associated with Legacy XBKS’s loan portfolio. The accretion pro forma adjustments for the six and twelve months ended June 30, 2016 and December 31, 2015 were calculated on a straight-line basis using an accretion period of approximately three years.

(S)	Reflects the interest expense associated with Legacy XBKS’s senior term loan that would not have been incurred had the Merger occurred as of January 1, 2015 and the senior term loan had been repaid in full.

(T)	Reflects the elimination of Legacy XBKS’s provision for loan losses for the six and twelve months ended June 30, 2016 and December 31, 2015 ($395 thousand and $2.6 million, respectively) and the pro forma provision for loan losses as a result of accretion of credit fair value adjustments for the six and twelve months ended June 30, 2016 and December 31, 2015 ($2.3 million and $4.6 million, respectively). Credit adjustments on loans result in acquired loan discounts, thus reducing the carrying value in the loans. As accretion is recognized, the carrying value of the loans increases and provision for loan loss is recorded in a similar amount.

(U)	Reflects the elimination of Merger-related costs.

(V)	Adjustment represents the amortization of the core deposit intangible asset resulting from the Merger, offset by the elimination of amortization of Legacy XBKS’s existing core deposit intangible.

(W)	Represents income taxes associated with the pre-tax pro forma adjustments assuming a 36.2% annual effective tax rate.